INVESTMENT IN LEASED VESSEL, NET	6 Months Ended
Jun. 30, 2020
Leases [Abstract]
INVESTMENT IN LEASED VESSEL, NET	INVESTMENT IN LEASED VESSEL, NET
On May 15, 2019, we executed a modification to the Golar Freeze Charter which triggered a change in lease classification to a sales-type lease. This classification change resulted in the de-recognition of the vessel asset carrying value, the recognition of net investment in leased vessel (consisting of present value of the future lease receivables and unguaranteed residual value), and a gain on disposal of $4.2 million which was presented in "Other non-operating income" of our condensed consolidated statement of operations. Post modification to sales-type lease, all charter hire revenue from the Golar Freeze sales-type lease has been recognized as interest income, of which $4.0 million and $8.0 million has been recognized for the three and six months ended June 30, 2020, respectively, and $1.4 million and $1.4 million has been recognized for the three and six months ended June 30, 2019, respectively, gross of expected credit loss allowance.

As of June 30, 2020 and December 31, 2019, we had a balance of $2.3 million and $2.3 million, respectively, presented under "Current portion of investment in leased vessel, net", and $110.6 million and $111.8 million, respectively, presented under "Investment in leased vessel, net" in our condensed consolidated balance sheet.
As of June 30, 2020, we recognized $0.1 million of expected credit loss allowance against the balance of the "Investment in leased vessel, net".

As at June 30, 2020, there is $nil accrued interest included within the balance.